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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 9, 2009


                                PVF Capital Corp.
             -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Ohio                         0-24948                 34-1659805
----------------------------      -----------------------    -------------------
(State or Other Jurisdiction      Commission File Number      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                     30000 Aurora Road, Solon, Ohio        44139
               -----------------------------------------------------
               (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)



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ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
             ------------------------------------------------------------------
             APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF
             ------------------------------------------------------------
             CERTAIN OFFICERS
             ----------------

             (b) and (c) On November 9, 2009, James H. Nicholson was appointed Executive Vice President and Chief Financial Officer of PVF Capital Corp. (the "Company") and the Company's wholly owned subsidiary, Park View Federal Savings Bank (the "Bank") and, in such capacities, began serving as the Company's principal financial officer. In connection with his appointment as Executive Vice President and Chief Financial Officer of the Company and the Bank, Mr. Nicholson was granted options to purchase 30,000 shares of common stock of the Company at the market price on the grant date, November 9, 2009.

                Mr. Nicholson most recently served as Regional Chief Operating Officer of the Akron/Canton Region for Huntington Bank. Prior to Huntington Bank, Mr. Nicholson held the role of Executive Vice President and Chief Operating Officer of Unizan Financial Corp., and President/CEO and Chief Financial Officer of Unizan Bank, N.A. for four years until Unizan's acquisition by Huntington Bank in 2006. Mr. Nicholson is 47 years old.

                In connection with Mr. Nicholson's appointment on November 9, 2009, Mr. Edward B. Debevec, Treasurer of the Company and the Bank, ceased acting as principal financial officer of the Company but will continue to serve as principal accounting officer of the Company.

ITEM 8.01    OTHER EVENTS
             ------------

             On November 12, 2009, the Bank announced the appointments of Lonnie Shiffert to Executive Vice President of Lending, and Jane Grebenc to Executive Vice President of Retail Banking. For more information, reference is made to the Company's press release dated November 12, 2009, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

             For more information, reference is made to the Company's press release dated November 12, 2009, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Not applicable.

        (d)  The following exhibit is filed herewith:

        Exhibit 99.1      Press release dated November 12, 2009


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PVF CAPITAL CORP.


Dated: November 13, 2009               By: /s/ Robert J. King, Jr.
                                           -------------------------------------
                                           Robert J. King, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)